UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 12, 2010

VALLEY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

VIRGINIA	000-28342	54-1702380
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

36 Church Avenue, S.W.
Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, issued a press release regarding its revised earnings for the quarter and fiscal year ended December 31, 2009.  The revised financial statements are detailed in the Company’s Press Release dated March 12, 2010 filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.             Description
99.1                 Press Release dated March 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: March 12, 2010	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                     Description

99.1	Press Release dated March 12, 2010.